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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2000


                             JUNIPER NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-26339              77-0422528
(State or other jurisdiction     (Commission File No.)      (IRS Employer
     of incorporation)                                    Identification No.)


                               385 Ravendale Drive
                             Mountain View, CA 94043
                    (Address of Principal Executive Offices)

                                 (650) 526-8000
              (Registrant's Telephone Number, Including Area Code)
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Item 5. Other Events.

     On May 5, 2000, the Registrant gave public notice that its stockholders have approved the increase in authorized shares which enables the Registrant to effect the two-for-one stock split of its outstanding shares of common stock announced on April 13, 2000. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits.

Exhibit No.     Description
-----------     -----------
   99.1         Press release dated May 5, 2000.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JUNIPER NETWORKS, INC.



Dated:  May 8, 2000       By: /s/ LISA C. BERRY
                              -----------------
                              Lisa C. Berry
                              Vice President, General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
   99.1         Press release dated May 5, 2000.